MET INVESTORS SERIES TRUST

                   OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

      SUPPLEMENT DATED SEPTEMBER 12, 2005 TO PROSPECTUSES DATED MAY 1, 2005

         This Supplement is made as of September 12, 2005 to the Prospectuses of Met Investors Series Trust (the "Trust") dated May 1, 2005.

         The following replaces in its entirety the information appearing under the heading "Management - The Advisers - OppenheimerFunds, Inc." in the Prospectuses.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $170 billion in assets as of December 31, 2004, including other Oppenheimer funds with more than 7 million shareholder accounts.

o Jane Putnam, Vice President and Manager. Ms. Putnam has been associated with Oppenheimer as a portfolio manager since June 1994. Ms. Putnam has been the person primarily responsible for the day-to-day management of the Oppenheimer Capital Appreciation Portfolio since its inception. Ms. Putnam plans to take a leave of absence effective September 30, 2005. In preparation for Ms. Putnam's absence, Oppenheimer is implementing a transition plan, with Ms. Putnam's assistance, under which William L. Wilby and Marc L. Baylin, CFA will act as co-managers of the Portfolio effective as of the date on which Ms. Putnam commences her leave of absence.

o Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer, Director of Equities of the Adviser since July 2004. Mr. Wilby was Senior Investment Officer, Director of International Equities of the Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

o Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.


Date: September 12, 2005